                                                                   EXHIBIT 10.49

                                   APPENDIX A
                                       to
                            Participation Agreement,
                        Master Lease, and Loan Agreement


                         DEFINITIONS AND INTERPRETATION

A.  Interpretation. In each Operative Document, unless a clear contrary
    --------------
intention appears:

     (i)   the singular number includes the plural number and vice versa;
                                                              -----------

     (ii) reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by the Operative Documents, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually;

     (iii)  reference to any gender includes each other gender;

     (iv) reference to any agreement (including any Operative Document), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms of the other Operative Documents and reference to any promissory note includes any promissory note which is an extension or renewal thereof or a substitute or replacement therefor;

      (v) reference to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder and reference to any section or other provision of any Applicable Law means that provision of such Applicable Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision;

      (vi) reference in any Operative Document to any Article, Section, Appendix, Schedule or Exhibit means such Article or Section thereof or Appendix, Schedule or Exhibit thereto;

      (vii) "hereunder, "hereof", "hereto" and words of similar import shall be deemed references to an Operative Document as a whole and not to any particular Article, Section or other provision thereof;

      (viii) "including" (and with correlative meaning "include") means including without limiting the generality of any description preceding such term; and

      (ix) relative to the determination of any period of time, "from" means "from and including" and "to" means "to but excluding".

                                          Appendix A to Participation Agreement,
                                                Master Lease, and Loan Agreement

     B.  Accounting Terms.  In each Operative Document, unless expressly
         ----------------
otherwise provided, accounting terms shall be construed and interpreted, and accounting determinations and computations shall be made, in accordance with GAAP.

     C.   Conflict in Operative Documents.  If there is any conflict between any
          -------------------------------
Operative Documents, such Operative Document shall be interpreted and construed, so as to avoid or minimize such conflict but, to the extent (and only to the extent) of such conflict, the Participation Agreement shall prevail and control.

     D.   Legal Representation of the Parties.  The Operative Documents were
          -----------------------------------
negotiated by the parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring the Operative Document to be construed or interpreted against any party shall not apply to any construction or interpretation hereof or thereof.

     E.   Material Adverse Effect.  The term "Material Adverse Effect," as such
          -----------------------             ------------------------
term is defined in the Mail-Well Credit Agreement, shall, for purposes of all of the Operative Documents (including, without limitation, for purposes of Section
                                                                        -------
16.1(i) of the Master Lease), be deemed to mean as such term is defined in this
-------
Appendix A below.

     F.   Defined Terms.  Unless a clear contrary intention appears, terms
          -------------
defined herein have the respective indicated meanings when used in each Operative Document.

     "Acceleration" is defined in Section 6.2(a) of the Loan Agreement.
      ------------                --------------

     "Additional Costs" are defined in Section 11.1 of the Participation
      ----------------                 ------------
Agreement.

     "Advance" means an advance of funds to the Lessor pursuant to Article III
      -------                                                      -----------
of the Participation Agreement.

     "Adjusted Eurodollar Rate" is defined in Section 1.1 of the Mail-Well
      ------------------------                -----------
Credit Agreement.

     "Affiliate"  means, as to any Person, any other Person (i) that directly or
      ---------
indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such Person; (ii) that directly or indirectly beneficially owns or holds ten percent (10%) or more of any class of voting stock of such Person; or (iii) ten percent (10%) or more of the voting stock of which is directly or indirectly beneficially owned or held by the Person in question. The term "control" means the possession, directly or indirectly, of the power to direct or cause direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; provided, however, in no event shall the Agent or any Lender be
           --------  -------
deemed an Affiliate of the Borrower or any of its Subsidiaries.

     "After Tax Basis" means, with respect to any payment to be received, the
      ---------------
amount of such payment increased so that, after deduction of the amount of all taxes required to be paid by the

                                          Appendix A to Participation Agreement,
                                                Master Lease, and Loan Agreement

recipient (less any tax savings realized and the present value of any tax savings projected to be realized by the recipient as a result of the payment of the indemnified amount) with respect to the receipt by the recipient of such amounts, such increased payment (as so reduced) is equal to the payment otherwise required to be made.

     "Agent" means Banque Paribas in its capacity as Agent for the Lenders, or
      -----
such successor agent as may be appointed by the Lenders pursuant to Section 10.9
                                                                    ------------
of the Loan Agreement, or in its capacity as Agent for Lessor or any successor agent as may be appointed by the Lessor pursuant to Section 2.6 of the Master Lease.

     "Applicable Bankruptcy Law" means, with respect to any Guarantor, Title 11
      -------------------------
of the United States Code, as amended from time to time, and any other laws governing bankruptcy, suspension of payments, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution, insolvency or other similar laws applicable to such Guarantor.

     "Applicable Law" means all existing and future applicable laws, rules,
      --------------
regulations (including Hazardous Materials Laws) statutes, treaties, codes, ordinances, permits, certificates, orders and licenses of and interpretations by, any Governmental Authority, and applicable judgments, decrees, injunctions, writs, orders or like action of any court, arbitrator or other administrative, judicial or quasi-judicial tribunal or agency of competent jurisdiction (including those pertaining to health, safety or the environment (including, without limitation, wetlands) and those pertaining to the use of any Equipment) and any restrictive covenant or deed restriction or easement of record, in each case affecting the Lessee, any Subsidiary Guarantor, any Equipment or any material interests in any other kind of Equipment or asset, whether real, personal or mixed, or tangible or intangible, of the Lessee or any Subsidiary Guarantor.

     "Applicable Lending Office" means for each Lender and each Type of Loan,
      -------------------------
the Lending Office of such Lender (or of an Affiliate of such Lender) designated for such Type of Loan below its name on the signature pages hereof (or, with respect to a Lender that becomes a party to the Participation Agreement pursuant to an assignment made in accordance with Section 13.8 of the Participation
                                         ------------
Agreement) or such other office of such Lender (or of an Affiliate of such Lender) as such Lender may from time to time specify to the Borrower and the Agent as the office by which its Loans of such Type are to be made and maintained.

     "Applicable Margin" means (i) with respect to the Financing Loans, from the
      -----------------
Effective Date until the first Calculation Date following the Effective Date, one-half percent (0.5%) for Prime Rate Loans and two percent (2%) for Eurodollar Loans, and (ii) with respect to the Equity Loans at all times, one and one-half percent (1.5%) for Prime Rate Loans and three percent (3%) for Eurodollar Loans. For periods from each Calculation Date following the Effective Date to the next Calculation Date, the Applicable Margin for Financing Loans shall mean the rate per annum set forth in the table below that corresponds to the ratio of: (i) Total Debt as of the date of the relevant financial statement referred to below to (ii) EBITDA for the four (4) fiscal quarters of the Lessee then most recently entered as of the date of such financial statement:

                                          Appendix A to Participation Agreement,
                                                Master Lease, and Loan Agreement


       Ratio of Total Debt                        Applicable Margin      Applicable Margin
          to EBITDA                              for Eurodollar Loans   for Prime Rate Loans
        -------------------                      --------------------   ---------------------
     Greater than or equal to 3.25 to 1.00             2.5%                   1.0%
     Greater than or equal to 2.75 to 1.00
     and less than 3.25 to 1.00                        2.0%                   0.5%
     Less than 2.75 to 1.00                            1.75%                  0.25%

The Applicable Margin for Financing Loans shall change on each Calculation Date and be calculated on the basis of the financial statement delivered by the Lessee pursuant to Section 8.1(a) of the Mail-Well Credit Agreement and the
                   --------------
certificate to be delivered by Borrower by the Lessee pursuant to Section 8.1(e)
                                                                  --------------
of the Mail-Well Credit Agreement; provided, that if the Lessee fails to deliver to the Agent such financial statements or certificate on or before the relevant Calculation Date, the Applicable Margin for Financing Loans shall be as set forth above for a period from such Calculation Date until the date such statements and certificate are received by the Agent, after which the Applicable Margin for Financing Loans shall be determined as otherwise provided herein.

     "Appraisal" means, with respect to each item of Equipment, an appraisal,
      ---------
prepared by the Appraiser, of such Equipment, which Appraisal complies in all material respects with the applicable Requirements of Law, and will appraise the Fair Market Sales Value of such Equipment.

     "Appraiser" means Valuation Research Corporation or, if such appraiser is
      ---------
not available, another reputable appraiser selected by the Lessor, with the consent of the Lessee (which consent shall not be unreasonably withheld).

     "Appurtenant Rights" means, with respect to each item of Equipment, all
      ------------------
warranties, agreements, and other rights and benefits at any time belonging or pertaining to such Equipment, including, without limitation, all permits and licenses and all software and intellectual property rights.

     "Assignment and Acceptance" means an assignment and acceptance entered into
      -------------------------
by a Lender and its Assignee and accepted by the Agent pursuant to Section
                                                                   -------
13.8(e) of the Participation Agreement.
-------

     "Assignment of Lease and Rent" means the Assignment of Lease and Rent dated
      ----------------------------
as of the Effective Date, from the Lessor, as assignor, to the Agent, as assignee.

     "Bankruptcy Code" means the United States Code entitled "Bankruptcy," as
      ---------------
now or hereafter in effect, or any successor thereto.

     "Basic Rent" means the sum of the Financing Lender Basic Rent and the
      ----------
Equity Lender Basic Rent, calculated as of the applicable date on which Basic Rent is due.

                                          Appendix A to Participation Agreement,
                                                Master Lease, and Loan Agreement

     "Basle Accord" means the proposals for risk-based capital framework
      ------------
described by the Basle Committee on Banking Regulations and Supervisory Practices in its paper entitled "International Convergence of Capital Measurement and Capital Standards" dated July 1988, as amended, supplemented and otherwise modified and in effect from time to time, or any replacement thereof.

     "Bill of Sale" means each bill of sale and assignment executed by the
      ------------
Lessee or a Subsidiary Guarantor selling, assigning and transferring to the Lessor all or any portion of the Equipment.

     "Break Costs" means an amount equal to the amount, if any, required to
      -----------
compensate the Lessor or any Participant for any loss, cost or expense incurred by it (including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or funds acquired by the Lessor or such Participant to fund its obligations under the Operative Documents) as a result of (x) the Lessee's payment of Rent other than on a Payment Date, or (y) any Advance not being made on the date specified therefor in the applicable Funding Request (other than as a result of a breach by the Lessor or such Participant, as the case may be, of its obligation under Sections
                                                                        --------
3.1, 3.2 or 3.3, as the case may be, of the Participation Agreement to make
---  ---    ---
Advances to the Lessee or make Equity Loans or Loans available to the Lessor).
A statement as to the amount of such loss, cost or expense, prepared in good faith and in reasonable detail and submitted by the Lessor or such Participant, as the case may be, to the Lessee, shall be presumed correct.

     "Business Day" means (i) each Monday, Tuesday, Wednesday, Thursday and
      ------------
Friday which is not a day on which banks in New York, New York or Houston, Texas are generally authorized or obligated, by law or executive order, to close and
(ii) relative to the payment of Rent determined by reference to the Eurodollar Rate, any day which is a Business Day under clause (i) and is also a day on
                                            ----------
which dealings in Dollars are carried on in the London interbank Eurodollar market.

     "Calculation Date" means the date occurring in each calendar quarter during
      ----------------
the term of this Agreement which is fifteen (15) days after the date on which quarterly financial statements of the Lessee are required by Section 8.1 of the
                                                             -----------
Mail-Well Credit Agreement to be delivered to the Agent; provided, however, that
                                                         --------  -------
the first Calculation Date shall be the Effective Date.

     "Casualty" means any contamination, damage or destruction of all or any
      --------
material portion of any item of the Equipment as a result of a fire or other casualty, or prohibition of use for more than 45 days (but in no event beyond the Expiration Date).

     "CERCLA" means the Comprehensive Environmental Response, Compensation, and
      ------
Liability Act of 1980, 42 U.S.C. (S)(S) 9601 et. seq., as amended by the
                                             --  ----
Superfund Amendments and Reauthorization Act of 1986.

     "Certifying Party" is defined in Section 22.1 of the Master Lease.
      ----------------                ------------

                                             Appendix A Participation Agreement,
                                                Master Lease, and Loan Agreement

     "Change in Control" or "Change of Control" has the meaning given to "Change
      -----------------      -----------------                            ------
of Control" in Section 1.1 of the Mail-Well Credit Agreement.
----------     -----------

     "Claims" means any and all allegations, notices, orders, threatened claims,
      ------
damages, obligations, liabilities, losses, actions, suits, judgments, penalties, fines, claims, demands, settlements, costs and expenses (including, without limitation, reasonable legal and consulting fees and expenses) of any nature whatsoever.

     "Code" means the Internal Revenue Code of 1986, as amended from time to
      ----
time, or any successor statute thereto.

     "Collateral" means all property and interests in property, presently owned
      ----------
or hereafter acquired or presently existing or hereafter created by the Guarantors, including any and all proceeds thereof, in which a security interest has been granted in favor of the Credit Facility Agent and the Agent for the ratable benefit of the Credit Facility Banks and the Financing Lenders, whether under the Security Documents or any other Operative Document.

     "Commitment" means (i) as to any Lender, the obligation of such Lender to
      ----------
make Loans to the Lessor at the request of the Lessee in an aggregate principal amount not to exceed the amount set forth opposite such Lender's name on
Schedule I to the Participation Agreement, as such Schedule may be amended from
----------
time to time and (ii) with respect to the Lessor, the obligation of the Lessor to pay the Purchase Price (to the extent the Lessor receives Equity Loans and Loans).

     "Commitment Amount" means an amount equal to $24,500,000 with respect to
      -----------------
the Financing Loans and $5,500,000 with respect to the Equity Loans.

     "Commitment Percentage" means, as to any Lender, the percentage of the
      ---------------------
Equity Loans, the Financing Loans or all Loans, as may be applicable based upon the context in which such term is used, set forth opposite such Lender's name under the heading "Commitment Percentage" on Schedule I to the Participation
                                             ----------
Agreement, as such Schedule may be amended from time to time.

     "Commonly Controlled Entity" means a Person that is under common control
      --------------------------
with the Lessee within the meaning of subsection 414(b), (c), (m), (n) or (o) of the Code.

     "Condemnation" means with respect to any item of Equipment, any
      ------------
condemnation, reacquisition, confiscation, seizure or other taking or sale of the use, access, possession, rights or title to such Equipment, or any part thereof, wholly or partially (temporarily or permanently) by or on account of any actual or threatened eminent domain proceeding or other taking of action by any Person having the power of eminent domain, including an action by a Governmental Authority, with respect to any real property of which such Equipment may be deemed to be a fixture or is otherwise adversely affected by any such taking. A Condemnation shall be deemed to have occurred on the earliest of the dates that the use or title vests in the condemning authority or a claim to condemnation proceeds arises with respect to the Equipment.

                                          Appendix A to Participation Agreement,
                                                Master Lease, and Loan Agreement

     "Credit Agreements" means, collectively, the Supremex Credit Agreement and
      -----------------
the Mail-Well  Credit Agreement.

     "Credit Documents" means each Credit Agreement, the notes executed and
      ----------------
delivered pursuant thereto, the Security Documents and all other documents, instruments and agreements now or hereafter executed or delivered pursuant thereto or in connection therewith.

     "Credit Facility Agent" means Banque Paribas, as agent for the Credit
      ---------------------
Facility Banks, or such successor administrative agent as may be appointed by the Credit Facility Banks pursuant to the Credit Agreements.

     "Credit Facility Banks" means, collectively, each lender party to the
      ---------------------
Supremex Credit Agreement or the Mail-Well Credit Agreement.

     "Credit Facility Financing Statement" means any Uniform Commercial Code
      -----------------------------------
financing statement, on Form UCC-1 or otherwise, executed pursuant to the provisions of the Credit Agreements or any other Credit Document.

     "Credit Facility Loans" means "Loans" under, and as defined in, the Credit
      ---------------------
Agreements.

     "Default" means any Event of Default or any condition, occurrence or event
      -------
which, after notice or lapse of time or both, would constitute an Event of Default.

     "Default Rate" means, with respect to any Loan, the Prime Rate or
      ------------
Eurodollar Rate for such Loan, as the case may be, plus the Applicable Margin
                                                   ----
plus two percent (2%) per annum.
----

     "Dollars" and "$", mean dollars in lawful currency of the United States of
      -------       -
America.

     "EBITDA" has the meaning given to such term in Section 1.1 of the Mail-Well
      ------                                        -----------
Credit Agreement.

     "Effective Date" means November ____, 1996.
      --------------

     "Eligible Assignee" means (a) any Affiliate of a Lender or (b) any
      -----------------
commercial bank, savings and loan association, savings bank, finance company, insurance company, pension fund, mutual fund or other financial institution (whether a corporation, partnership or other entity) acceptable to the Agent and approved by the Lessee, which approval by the Lessee and Agent shall not be unreasonably withheld, conditioned or delayed.

     "End of the Term Report" is defined in Section 12.2(a) of the Participation
      ----------------------                ---------------
Agreement.

                                          Appendix A to Participation Agreement,
                                                Master Lease, and Loan Agreement

     "Environmental Audit" means, with respect to each item of Equipment, an
      -------------------
environmental assessment (the scope and performance of which meets or exceeds the then most current ASTM Standard Practice E1527 for Environmental Assessments).

     "Environmental Certificate" means the Environmental Certificate required by
      -------------------------
the Agent in accordance with the provisions of Section 14.2 of the Master Lease.
                                              -------------

     "Environmental Violation" means any activity, omission, occurrence or
      -----------------------
condition that violates or results in non-compliance with any Hazardous Materials Law.

     "Equipment" means equipment, apparatus, Modifications, Substituted
      ---------
Equipment, furnishings, fittings and personal property of every kind and nature whatsoever purchased by the Lessor using the proceeds of the Loans, including but without limiting the generality of the foregoing, all the envelope and commercial printing equipment and other equipment specifically described in the Master Lease, together with all Appurtenant Rights relating thereto.

     "Equipment Balance" means, with respect to any Equipment, an amount equal
      -----------------
to the outstanding principal amount of the Loans related to such Equipment, and all accrued and unpaid interest and Equity Yield thereon, and any Supplemental Rent related thereto.

     "Equipment Legal Requirements" means all Applicable Laws affecting any
      ----------------------------
Equipment or the use or alteration thereof, whether now or hereafter enacted and in force, including any that require repairs, modifications or alterations in or to any Equipment or in any way limit the use and enjoyment thereof (including all building, zoning and fire codes and the Americans with Disabilities Act of 1990, 42 U.S.C. (S) 1201 et seq. and any other similar Federal, state or local
                         -- ---
laws or ordinances and the regulations promulgated thereunder) and any that may relate to environmental requirements (including all Hazardous Materials Laws), and all permits, licenses, authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments which are either of record or known to the Lessee affecting any Equipment, the Appurtenant Rights and any licenses or other agreements entered into pursuant to Section 8.2 of the Master Lease.
                 -----------

     "Equity Balance" means, as of any date of determination, an amount equal to
      --------------
the sum of the outstanding Equity Loans together with all accrued and unpaid Equity Yield thereon.

     "Equity Lender Basic Rent" means the amount of accrued Equity Yield due on
      ------------------------
the Equity Loans as of any Payment Date and excluding any interest at the applicable Default Rate on any installment of Equity Lender Basic Rent not paid when due.

     "Equity Lender Commitment" means the Commitment of each Equity Lender in
      ------------------------
the amount set forth on Schedule I of the Participation Agreement, as such
                        ----------
Schedule may be amended from time to time.

                                          Appendix A to Participation Agreement,
                                                Master Lease, and Loan Agreement

     "Equity Lenders" means those Lenders designated as Equity Lenders under the
      --------------
terms of the Loan Agreement.

     "Equity Loan" is defined at Section 3.2 of the Participation Agreement.
      -----------                -----------

     "Equity Loans" means the Loans in the aggregate principal amount of
      ------------
$5,500,000 to be made by the Equity Lenders to the Lessor under the Loan
Agreement

     "Equity Notes" as defined in Section 2.2 of the Loan Agreement.
      ------------                -----------

     "Equity Obligations" means all Obligations owed to the Equity Lenders.
      ------------------

     "Equity Yield" means the interest accruing and payable with respect to each
      ------------
Equity Loan, whether a Prime Rate Loan or a Eurodollar Loan, plus the Applicable Margin, in accordance with the provisions of Section 2.4 of the Loan Agreement.
                                             -----------

     "Equity Yield Rate" means, with respect to each Equity Loan, the sum of the
      -----------------
Eurodollar Rate or the Prime Rate, as the case may be, plus the Applicable
Margin.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended from time to time or any successor Federal statute.

     "Eurodollar Rate" is defined in Section 1.1 of the Mail-Well Credit
      ---------------                -----------
Agreement.

     "Eurodollar Loans" means Loans that bear interest at a rate based upon the
      ----------------
Eurodollar Rate or the Adjusted Eurodollar Rate.

     "Event of Default" means a Lease Event of Default, a Loan Agreement Event
      ----------------
of Default, or an "Event of Default" as defined in any Credit Agreement, or an event of default under any other Operative Document.

     "Excepted Payments" means:
      -----------------

          (a) all indemnity payments (including indemnity payments made pursuant to Article XII of the Participation Agreement) to which the Lessor, any
        -----------
     Lender, or any of their respective Affiliates, agents, officers, directors or employees is entitled;

          (b) any amounts (other than Basic Rent or amounts payable by Lessee pursuant to Section 15.2 or Articles XVI, XVIII or XX of the Master Lease)
                 ------------    ------------  -----    --
     payable under any Operative Document to reimburse the Lessor, any Lender, or any of their respective Affiliates (including the reasonable expenses of the Lessor, any Lender or such Affiliates incurred in connection with any such payment) for performing or complying with any of the obligations of the Lessee under and as permitted by any Operative Document;

                                          Appendix A to Participation Agreement,
                                                Master Lease, and Loan Agreement

          (c) any amount payable to any Lender by any transferee permitted under the Operative Documents of the interest of such Lender as the purchase price of such Lender's interest (or a portion thereof);

          (d) any insurance proceeds (or payments with respect to risks self-insured or policy deductibles) under liability policies other than such proceeds or payments payable to any Lender;

          (e) any insurance proceeds under policies maintained by the Lessor or Equity Lender;

          (f) Transaction Expenses or other amounts or expenses paid or payable to or for the benefit of the Lessor or Lender;

          (g) any payments received by any Lender or the Lessor from the transfer of all or any part of such Lender's interest in the Loans or the Lessor's interest in any of the Equipment or any other property, other than payments received by the Lessor under the Master Lease; and

          (h) any payments in respect of interest to the extent attributable to payments referred to in clauses (a) through (g) above.

     "Excess Casualty/Condemnation Proceeds" means the excess, if any, of (x)
      -------------------------------------
the aggregate of all awards, compensation or insurance proceeds payable in connection with a Casualty or Condemnation minus (y) the Equipment Balance paid
                                           -----
by the Lessee pursuant to Article XV of the Master Lease with respect to such
                          ----------
Casualty or Condemnation.

     "Excess Sales Proceeds" means the excess, if any, of (x) the aggregate of
      ---------------------
all proceeds received by the Lessor in connection with any sale of Equipment pursuant to the Lessor's exercise of remedies under Section 16.2 of the Master
                                                    ------------
Lease or the Lessee's exercise of the Remarketing Option under Article XX of the
                                                               ----------
Master Lease minus (y) the Lease Balance for such Equipment.

     "Expiration Date" means March 31, 2003.
      ---------------

     "Expiration of the Term" means the last day of the Lease Term.
      ----------------------

     "Expiration Date Purchase Obligation" means the Lessee's obligation,
      -----------------------------------
pursuant to Section 18.2 of the Master Lease, to purchase all (but not less than
            ------------
all) of the Equipment on the Expiration Date.

     "Fair Market Sales Value" means, with respect to any Equipment, the amount,
      -----------------------
which in any event shall not be less than zero, that would be paid in cash in an arm's length transaction between an informed and willing purchaser and an informed and willing seller, neither of whom is under any

                                          Appendix A to Participation Agreement,
                                                Master Lease, and Loan Agreement

compulsion to purchase or sell, respectively, for the ownership of such Equipment. The Fair Market Sales Value of any Equipment shall be determined based on the assumption that, except for purposes of Article XVI of the Master Lease and Section 12.2 of the Participation Agreement, such Equipment is
          ------------
installed and in place, and is in the condition and state of repair required under Section 9.1 of the Master Lease and the Lessee is in compliance with the
      -----------
other requirements of the Operative Documents relating to the condition of the Equipment.

     "Fee Letters" means, collectively, each fee letter (if any) entered into by
      -----------
the Lessee with the Agent, the Lessor or any Lender with respect to the fees to be paid to such Person by the Lessee., including without limitation, the Agent's Letter (as defined in Section 1.1 of the Mail-Well Credit Agreement).
                      -----------

     "Financing Balance" means, as of any date of determination, an amount equal
      -----------------
to the sum of the outstanding Financing Loans together with all accrued and unpaid interest thereon.

     "Financing Lender Basic Rent" means the amount of accrued interest on the
      ---------------------------
Financing Loans, determined in accordance with Section 2.4 of the Loan Agreement
                                               -----------
and excluding any interest at the applicable Default Rate on any installment of Basic Rent as of any Payment Date not paid when due.

     "Financing Lenders" means those Lenders designated as Financing Lenders
      -----------------
under the terms of the Loan Agreement.

     "Financing Loans" means the Loans in the aggregate principal amount of
      ---------------
$24,500,000 to be made by the Financing Lenders to the Lessor under the Loan Agreement.

     "Financing Notes" as defined in Section 2.2 of the Loan Agreement.
      ---------------                -----------

     "Financing Obligations" means all Obligations owed to the Financing
      ---------------------
Lenders.

     "Financing Statements" means UCC-1 financing statements appropriately
      --------------------
completed and executed by the Lessor or the Lessee, as the case may be, for filing in the applicable jurisdiction in order to protect the Lessor's interest under the Master Lease to the extent the Master Lease is a security agreement and to protect the security interest of the Agent under the Operative Documents..

     "Fiscal Quarter" means any quarter of a Fiscal Year.
      --------------

     "Fiscal Year" means any period of twelve consecutive calendar months ending
      -----------
on or about December 31; references to a Fiscal Year with a number corresponding to any calendar year (e.g. the "1996 Fiscal Year") refer to the Fiscal Year
                      ---
ending on or about December 31st of such calendar year.

                                          Appendix A to Participation Agreement,
                                                Master Lease, and Loan Agreement

     "F.R.S. Board" means the Board of Governors of the Federal Reserve System
      ------------
or any successor thereto.

     "GAAP" means United States generally accepted accounting principles
      ----
(including principles of consolidation), in effect from time to time.

     "Government Obligations" means direct obligations of the United States of
      ----------------------
America or obligations for the full and prompt payment of any obligation of which the full faith and credit of the United States of America is pledged.

     "Governmental Action" means all permits, authorizations, registrations,
      -------------------
consents, approvals, waivers, exceptions, variances, orders, judgments, written interpretations, decrees, licenses, exemptions, publications, filings, notices to and declarations of or with, or required by, any Governmental Authority, or required by any Applicable Law, and shall include, without limitation, all environmental and operating permits and licenses that are required for the full use and operation of any Equipment.

     "Governmental Authority" means any nation or government, any state or other
      ----------------------
political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Gross Remarketing Proceeds" is defined in Section 20.1(l) of the Master
      --------------------------                ---------------
Lease.

     "Guaranteed Obligations" has the meaning given to it in the Guaranty.
      ----------------------

     "Guarantor" or "Guarantors" means the Lessee, Holdings and each Subsidiary
      ---------      ----------
Guarantor, as guarantors under the Guaranty.

     "Guaranty" means the Lease Facility Guaranty Agreement (whether one or
      --------
more) dated as of the Effective Date, made jointly and severally by each of the Guarantors in favor of the Lenders.

     "Hazardous Activity" means any activity, process, procedure or undertaking
      ------------------
that directly or indirectly (i) produces, generates or creates any Hazardous Material; (ii) causes or results in (or threatens to cause or result in) the Release of any Hazardous Material into the environment (including air, water vapor, surface water, groundwater, drinking water, land (including surface or subsurface), plant, aquatic and animal life); (iii) involves the containment or storage of any Hazardous Material; or (iv) would be regulated as hazardous waste treatment, storage or disposal within the meaning of any Hazardous Materials Law.

     "Hazardous Materials" means any hazardous, toxic or dangerous materials,
      -------------------
substances, chemicals, wastes or pollutants that from time to time are defined by or pursuant to or are regulated under any Hazardous Materials Laws, including asbestos, polychlorinated biphenyls, petroleum, petroleum derivatives or by-products, other hydrocarbons, urea formaldehyde and any material,

                                          Appendix A to Participation Agreement,
                                                Master Lease, and Loan Agreement

substance, pollutant or waste that is defined as a hazardous waste under RCRA or defined as a hazardous substance under CERCLA.

     "Hazardous Materials Laws" means all federal, state, regional, county or
      ------------------------
local laws, statutes, rules, regulations, ordinances or common laws, now or hereafter in effect, relating to the generation, recycling, use, reuse, sale, storage, handling, transport, treatment or disposal of Hazardous Materials, including CERCLA, RCRA, the Clean Air Act, 42 U.S.C. (S) 7401, et seq. ("CAA"),
                                                               -- ----   ---
the Toxic Substances Control Act, 15 U.S.C. 2601 et seq. ("TSCA") and any rules,
                                                 -- ----   ----
regulations and guidance documents promulgated or published thereunder, and any state, regional, county or local statute, law, rule, regulation, ordinance or common law now or hereafter in effect that relates to public health, safety or the discharge, emission or disposal of Hazardous Materials in or to air, water, land or groundwater, to the withdrawal or use of groundwater, to the use, handling or disposal of asbestos, polychlorinated biphenyls, petroleum, petroleum derivatives or by-products, other hydrocarbons or urea formaldehyde, to the treatment, storage, disposal or management of Hazardous Materials, to exposure to Hazardous Materials or to the transportation, storage, disposal, management or release of gaseous or liquid substances, and any regulation, order, injunction, judgment, declaration, notice or demand issued thereunder.

     "Holdings" means Mail-Well, Inc., a Delaware corporation.
      --------

     "Impositions" means any and all liabilities, losses, expenses and costs of
      -----------
any kind whatsoever for fees, taxes, levies, imposts, duties, charges, assessments or withholdings of any nature whatsoever ("Taxes") (including,
                                                       -----
without limitation, (i) personal property taxes, including personal property taxes on any property covered by any Lease that is classified by Governmental Authorities as personal property; (ii) sales taxes, use taxes and other similar taxes (including rent taxes and intangibles taxes); (iii) any excise taxes; (iv) conveyance taxes, intangible taxes, stamp taxes and documentary recording taxes and fees; (v) taxes that are or are in the nature of franchise, income, value added, gross receipts, privilege and doing business taxes, license and registration fees; and (vi) assessments on any Equipment, including all assessments for public improvements or benefits, whether or not such improvements are commenced or completed within the Lease Term, and in each case all interest, additions to tax and penalties thereon, which at any time may be levied, assessed or imposed by any Federal, state or local authority upon or with respect to (a) any Tax Indemnitee, any Equipment or any part thereof or interest therein, or the Lessee or any sublessee or user of any Equipment; (b) the financing, refinancing, substitution, subleasing, assignment, control, condition, occupancy, servicing, maintenance, repair, ownership, possession, purchase, rental, lease, delivery, insuring, use, operation, improvement, transfer, return or other disposition of such Equipment or any part thereof or interest therein; (c) the Notes or other Indebtedness with respect to any Equipment or any part thereof or interest therein or transfer thereof; (d) the rentals, receipts or earnings arising from any Equipment or any part thereof or interest therein; (e) the Operative Documents or any payment made or accrued pursuant thereto; (f) the income or other proceeds received with respect to any Equipment or any part thereof or interest therein upon the sale or disposition thereof; (g) any contract relating to the acquisition or delivery of the Equipment or any part thereof or interest

                                          Appendix A to Participation Agreement,
                                                Master Lease, and Loan Agreement

therein; (h) the issuance of the Notes; or (i) otherwise in connection with the transactions contemplated by the Operative Documents.

     "Indebtedness" means, as to any Person, all items that in accordance with
      ------------
GAAP would be shown on the balance sheet of such Person as a liability and in any event shall include (without duplication): (a) indebtedness for borrowed money or for notes, debentures or other debt securities, (b) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money, (c) liabilities for all or any part of the deferred purchase price of property or services, (d) liabilities secured by any lien on any property or asset owned or held by such Person Regardless of whether the indebtedness secured thereby shall have been assumed by or is a primary liability of such Person, (e) capitalized lease obligations and (f) Contingent Obligations.

     "Indemnitee" means the Lessor, the Agent and each Lender, together with the
      ----------
respective Affiliates, successors, assigns, directors, shareholders, partners, officers, employees and agents of the foregoing.

     "Insurance Requirements" means all terms and conditions of any insurance
      ----------------------
policy either required by the Master Lease to be maintained by the Lessee, and all requirements of the issuer of any such policy.

     "Intercreditor Agreement" means the Intercreditor Agreement dated as of the
      -----------------------
Effective Date, among the Financing Lenders, the Agent, the Credit Facility Banks and the Credit Facility Agent.

     "Interest Period" means, with respect to any Eurodollar Loan, each period
      ---------------
commencing on the date such Loan is made or converted from a Prime Rate Loan or (if continued) the last day of the next preceding Interest Period with respect to such Loan, and ending on the numerically corresponding day in the first (1st) , second (2nd), third (3rd) or sixth (6th) calendar month thereafter, as the Lessor may select as provided under the terms of the Loan Agreement, except that each such Interest Period which commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month. Notwithstanding the foregoing: (a) each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or, if such succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business
Day); (b) any Interest Period which would otherwise extend beyond an applicable Maturity Date shall end on such Maturity Date; (c) no more than seven (7) Interest Periods for Eurodollar Loans shall be in effect at the same time; (d) no Interest Period shall have a duration of less than one month and, if the Interest Period for any Eurodollar Loans would otherwise be a shorter period, such Loans shall not be available hereunder; and (e) no Interest Period for a Loan may commence before and end after any principal repayment date unless, after giving effect thereto, the aggregate principal amount of the Eurodollar Loans having Interest Periods that end after such principal payment date and Prime Rate Loans shall be equal to or less than the amount of the applicable Loans scheduled to be outstanding hereunder after such principal payment date.

                                          Appendix A to Participation Agreement,
                                                Master Lease, and Loan Agreement

     "Lease Balance" means, as of any date of determination, an amount equal to
      -------------
the sum of the Loan Balance and all other Obligations of the Lessor and the Lessee under the Operative Documents.

     "Lease Default" means any event or condition which, with the lapse of time
      -------------
or the giving of notice, or both, would constitute a Lease Event of Default.

     "Lease Event of Default" means a "Lease Event of Default" as defined in
      ----------------------
Section 16.1 of the Master Lease.
------------

     "Lease Term" means the period commencing on the Effective Date and ending
      ----------
on the Expiration Date.

     "Lenders" has the meaning set forth in the Loan Agreement.
      -------

     "Lessee" means Mail-Well I Corporation, and its successors and assigns
      ------
expressly permitted under the Operative Documents.

     "Lessor" means Paribas Properties, Inc., a Delaware corporation.
      ------

     "Lessor First Security Agreement" means the Security Agreement, dated as of
      -------------------------------
the Effective Date, executed by the Lessor and the Lessee to the Agent for the benefit of the Equity Lenders granting a first and prior security interest in and to all of the right, title and interest of the Lessor in and to the Equipment and other Collateral relating thereto.

     "Lessor Lien" means any Lien, true lease or sublease or disposition of
      -----------
title arising as a result of (a) any claim against the Lessor or any Participant not resulting from the transactions contemplated by the Operative Documents, (b) any act or omission of the Lessor or any Participant which is not required or permitted by the Operative Documents or is in violation of any of the terms of the Operative Documents, (c) any claim against the Lessor or any Participant with respect to Taxes or Transaction Expenses against which Lessee is not required to indemnify Lessor or any Participant, in its individual capacity, pursuant to Article XII of the Participation Agreement or (d) any claim against
            -----------
the Lessor arising out of any transfer by the Lessor of all or any portion of the interest of the Lessor in the Properties, the Equipment or the Operative Documents other than the transfer of title to or possession of the Properties by the Lessor pursuant to and in accordance with the Master Lease, the Loan Agreement or the Participation Agreement or pursuant to the exercise of the remedies set forth in Section 16.2 of the Master Lease.
                      ------------

     "Lessor Second Security Agreement" means the Security Agreement, dated the
      --------------------------------
Effective Date, executed by the Lessor and the Lessee to the Agent for the benefit of the Financing Lenders granting a second security interest (subordinate only to the first security interest created by the Lessor First Security Agreement) in and to all of the right, title and interest of the Lessor in and to the Equipment and other Collateral relating thereto.

                                          Appendix A to Participation Agreement,
                                                Master Lease, and Loan Agreement

     "Lease Assets" means all of the right, title and interest of the Lessor in
      ------------
and to the Equipment, the Operative Documents, all rent, all insurance proceeds and condemnation awards, and any and all other proceeds arising from the foregoing.

     "Lien" has the meaning given to it in Section 1.1 of the Mail-Well Credit
      ----                                 -----------
Agreement.

     "Loan Agreement" means the Loan Agreement, dated as of the Effective Date,
      --------------
among the Lessor, as borrower thereunder, the Agent and the Lenders.

     "Loan Agreement Default" means any event, act or condition which with
      ----------------------
notice or lapse of time, or both, would constitute a Loan Agreement Event of Default.

     "Loan Agreement Event of Default" is defined in Section 6.1 of the Loan
      -------------------------------                -----------
Agreement.

     "Loan Balance" means, as of any date of determination, an amount equal to
      ------------
the sum of the outstanding Loans together with all accrued and unpaid interest or Equity Yield thereon, being the same as the sum of the Financing Balance and the Equity Balance.

     "Loan Commitment" means the Commitment of each Lender in the amount set
      ---------------
forth on Schedule I to the Participation Agreement.
         ----------

     "Loan Party" means each of the Lessor and the Guarantors.
      ----------

     "Loans" means the Financing Loans and the Equity Loans made by the Lenders
      -----
pursuant to the terms of the Loan Agreement.

     "Mail-Well Credit Agreement" means the Third Amended and Restated Credit
      --------------------------
Agreement dated as of the Effective Date among Mail-Well I, as the Borrower, all of the present and future subsidiaries of Mail-Well I that become parties thereto, as guarantors, the lenders which are or may from time to time become parties thereto, and the Credit Facility Agent, providing for a $70,000,000 term loan facility, a $30,000,000 revolving credit facility, and a $30,000,000 acquisition line/term facility.

     "Marketing Period" means the period commencing on the date twelve (12)
      ----------------
months prior to the Expiration Date and ending on the Expiration Date.

     "Master Lease" means the Master Lease and Security Agreement dated as of
      ------------
the Effective Date, between the Lessor and the Lessee, as may be supplemented.

     "Material" and "Materially" mean material to (i) the consolidated financial
      --------       ----------
position, business, assets or consolidated results of operations of the Guarantors and their respective Subsidiaries, (ii) the ability of each of the Guarantors to perform its obligations under the Operative Documents to which it is a party, or (iii) the value or condition of any Equipment.

                                          Appendix A to Participation Agreement,
                                                Master Lease, and Loan Agreement

     "Material Adverse Effect" means any decrease (as compared to any prior
      -----------------------
relevant date or time, as applicable), and/or the occurrence of any event(s) and/or the existence of any conditions(s) that could reasonably be expected to cause any decrease (as compared to any prior relevant date or time, as applicable), in the net worth of the Lessee and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, by an aggregate amount equal to or greater than 25% (as compared to any prior relevant date of time, as applicable).

     "Maturity Date" means March 31, 2003.
      -------------

     "Maximum Commitment Amount" means an amount equal to $30,000,000.
      -------------------------

     "Modifications" is defined in Section 10.1 of the Master Lease.
      -------------                ------------

     "Net Proceeds" means all amounts received by the Lessor in connection with
      ------------
any Casualty or Condemnation or any sale of the Equipment pursuant to the Lessor's exercise of remedies under Section 16.2 of the Master Lease or the
                                    ------------
Lessee's exercise of the Remarketing Option under Article XX of the Master
                                                  ----------
Lease, and all interest earned thereon, less the expense of claiming and collecting such amounts, including all costs and expenses in connection therewith for which the Lessor or any Participant is entitled to be reimbursed pursuant to the Lease.

     "Notes" is defined in Section 2.2 of the Loan Agreement.
      -----                -----------

     "Obligations" means all indebtedness, liabilities and obligations (monetary
      -----------
or otherwise), including without limitation the Loans and the Lease Balance, of the Lessor and/or the Lessee arising under or in connection with any of the Operative Documents.

     "Obligors" means, collectively, the Guarantors.
      --------

     "Operating Lease" means, as to any Person, any lease of property (whether
      ---------------
real, personal or mixed) by such Person as lessee that is not a capitalized lease.

     "Operative Documents" means the following:
      -------------------

     (a)  the Participation Agreement;
     (b)  the Master Lease;
     (c)  the Loan Agreement;
     (d)  the Notes;
     (e)  the Guaranty;
     (f)  each Bill of Sale;
     (g) the Lessor First Security Agreement;
     (h) the Lessor Second Security Agreement;
     (i) the Lessor Financing Statements;
     (j) the Assignment of Lease and Rent;

                                          Appendix A to Participation Agreement,
                                                Master Lease, and Loan Agreement

     (k)  each Security Document; and
     (l)  the Fee Letters.

     "Organic Document" means, relative to any Person, its certificate of
      ----------------
incorporation, its by-laws and all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized shares of capital stock.

     "Participant" means the Agent and each Lender.
      -----------

     "Participation Agreement" means the Participation Agreement dated as of the
      -----------------------
Effective Date, among Lessee, the Subsidiary Guarantors, the Lessor, the Agent and the Lenders.

     "Participant Balance" means, with respect to each Lender, such Lender's
      -------------------
respective share of the Loan Balance.

     "Payment Date" means (a) any Scheduled Payment Date and (b) any date on
      ------------
which interest is payable pursuant to Section 2.4 of the Loan Agreement in
                                      -----------
connection with any prepayment of the Loans.

     "Permitted Property Liens" means, with respect to any Equipment, any of the
      ------------------------
following:

          (i) the respective rights and interests of the parties to the Operative Documents as provided in the Operative Documents;

          (ii) the rights of any sublessee under a sublease permitted by the terms of the Master Lease;

          (iii) Liens for Taxes that either are not yet due or are being contested in accordance with the provisions of Section 12.1 of the Master
                                                    ------------
     Lease.

          (iv) Liens arising out of judgments or awards with respect to which appeals or other proceedings for review are being prosecuted in good faith and for the payment of which adequate reserves have been provided as required by GAAP or other appropriate provisions have been made, so long as such proceedings have the effect of staying the execution of such judgments or awards and satisfy the conditions for the continuation of proceedings to contest set forth in Section 12.1 of the Master Lease;
                          ------------

          (v)   Lessor Liens; and

          (vi) Liens created by the Lessee with the consent of the Agent and the Required Lenders.

     "Permitted User" means any Subsidiary Guarantor.
      --------------

                                          Appendix A to Participation Agreement,
                                                Master Lease, and Loan Agreement

     "Person" means any individual, corporation, partnership, joint venture,
      ------
association, joint-stock company, trust, unincorporated organization, Governmental Authority or any other entity.

     "Prime Rate" means the rate of interest as defined in Section 1.1 of the
      ----------                                           -----------
Mail-Well Credit Agreement.

     "Prime Rate Loans" means Loans that bear interest at rates based upon the
      ----------------
Prime Rate.

     "Principal Obligor" means, with respect to a certain indebtedness,
      -----------------
liability or obligation, the Person creating, incurring, assuming or suffering to exist such indebtedness, liability or obligation without becoming liable for same as a surety or guarantor.

     "Purchase Notice" means an irrevocable written notice by the Lessee
      ---------------
delivered to the Lessor pursuant to Section 18.1 of the Master Lease, notifying
                                    ------------
the Lessor of the Lessee's intention to exercise its option pursuant to such Section, and identifying the proposed purchase date for the Properties to be purchased pursuant thereto.

     "Purchase Option" means the Lessee's option to purchase all, but not less
      ---------------
than all, of the Properties in accordance with the provisions of Section 18.1 of
                                                                 ------------
the Master Lease.

     "Purchase Price" means the amount paid for the Equipment by the Lessor to
      --------------
the Lessee.

     "RCRA" means the Resource Conservation and Recovery Act of 1976, as amended
      ----
by the Solid and Hazardous Waste Amendments of 1984, 42 U.S.C. (S)6901 et seq.
                                                                       ------

     "Reference Lender" means Banque Paribas.
      ----------------

     "Register" means as specified in Section 13.8(d) of the Participation
      --------                        ---------------
Agreement.

     "Registered Note" means each Note which is a Registered Note under the
      ---------------
provisions of, and as defined in, Section 2.2(b) of the Loan Agreement.
                                  --------------

     "Registered Note Register" means as specified in Section 13.8(h) of the
      ------------------------                        ---------------
Participation Agreement.

     "Regulatory Change" means, with respect to any Lender, any change after the
      -----------------
Effective Date in any U.S. federal or state or foreign laws or regulations (including Regulation D) or the adoption or making after such date of any interpretations, directives or requests applying to a class of lenders including such Lender of or under any U.S. federal or state or foreign laws or regulations (whether or not having the force of law) by any Governmental Authority charged with the interpretation or administration thereof.

                                          Appendix A to Participation Agreement,
                                                Master Lease, and Loan Agreement

     "Release" means any release, threatened release, pumping, pouring,
      -------
emptying, injecting, escaping, leaching, dumping, seepage, spill, leak, flow, discharge, disposal, migration or emission of a Hazardous Material.

     "Released Equipment" is defined in Section 6.3 of the Participation
      ------------------
Agreement.

     "Remarketing Option" is defined in Section 20.1 of the Master Lease.
      ------------------                ------------

     "Rent" means, collectively, the Basic Rent and the Supplemental Rent, in
      ----
each case payable under the Master Lease.

     "Rent Expense" means, as to any Person for any period, the aggregate rent
      ------------
and lease expenses recorded by such Person and its Subsidiaries on a consolidated basis in conformity with GAAP pursuant to any Operating Lease.

     "Required Equity Lenders" means, at any time, Equity Lenders holding at
      -----------------------
least sixty-six and two-thirds percent (66-2/3%) of the aggregate outstanding principal amount of the Equity Loans.

     "Required Financing Lenders" means, at any time, Financing Lenders holding
      --------------------------
at least sixty-six and two-thirds percent (66-2/3%) of the aggregate outstanding principal amount of the Financing Loans.

     "Required Lenders" means, at any time, each of the Equity Lenders and the
      ----------------
Financing Lenders holding at least sixty-six and two-thirds percent (66-2/3%) of the aggregate outstanding principal amount of each of the Equity Loans and the Financing Loans, respectively.

     "Required Modification" is defined in clause (a) of Section 10.1 of the
      ---------------------                ----------    ------------
Master Lease.

     "Required Participants" means, at any time, Lenders holding at least sixty-
      ---------------------
six and two-thirds percent (66-2/3%) of the aggregate outstanding principal amount of the Loans.

     "Requirement of Law" means, as to any Person, (a) the partnership
      ------------------
agreement, certificate of incorporation, bylaws or other organizational or governing documents of such Person, (b) any Applicable Law, and (c) any order, decree or determination of a court, arbitrator or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

     "Reserve Requirement" means, for any Eurodollar Loan of any Lender for any
      -------------------
Interest Period therefor, the maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under any regulations of the Board of Governors of the Federal Reserve System (or any successor) by such Lender for deposits exceeding $1,000,000 against "Eurocurrency Liabilities" as such term is used in Regulation D. Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves

                                          Appendix A to Participation Agreement,
                                                Master Lease, and Loan Agreement

required to be maintained by such Lender by reason of any Regulatory Change against (a) any category of liabilities which includes deposits by reference to which the Eurodollar Rate or the Adjusted Eurodollar Rate is to be determined or
(b) any category of extensions of credit or other assets which include Eurodollar Loans.

     "Responsible Officer's Certificate" is defined in Section 1.1 of the Mail-
      ---------------------------------                -----------
Well Credit Agreement.

     "Responsible Officer" means, as to any Person, either (a) its president,
      -------------------
chief executive officer or senior vice president, or (b) with respect to financial matters, its president or chief executive officer or any vice president designated in writing by the chief executive officer to the Agent; provided, however, that with respect to the Obligors, "Responsible Officers"
--------  -------
shall mean only such of the foregoing officers whose signature and incumbency shall have been certified to the Agent and the Participants.

     "Scheduled Payment Date" means:
      ----------------------

          (a) as to any Eurodollar Loan accruing interest or Equity Yield, as the case may be, by reference to the Eurodollar Rate, on the last day of the Interest Period with respect thereto and, in the case of an Interest Period greater than three (3) months, at three-month intervals after the first day of such Interest Period; and

          (b) as to any Prime Rate Loan, the earlier of (x) the date occurring three months after the date such Loan or Equity Loan was Advanced by Lenders, on any subsequent Scheduled Payment Date, the date occurring three months after the immediately preceding Scheduled Payment Date and (y) the date such Loan is converted into a Loan accruing interest or Equity Yield, as the case may be, by reference to the Eurodollar Rate (provided, that if
                                                              --------
     any such day is not a Business Day, the "Scheduled Payment Date" pursuant to this clause (b) shall be the next succeeding Business Day), and the
             ----------
     Maturity Date.

     "SEC" means the Securities and Exchange Commission or any successor entity
      ---
thereto.

     "Securities Act" means the Securities Act of 1933, as amended, together
      --------------
with the rules and regulations promulgated thereunder.

     "Security Documents" means the Security Documents as defined in the Credit
      ------------------
Agreements, the Assignment of Lease and Rent, the Lessor First Security Agreement, the Lessor Second Security Agreement, the Financing Statements and the Credit Facility Financing Statement (as defined in the Credit Agreements).

     "Shortfall Amount" means, as of the Maturity Date, the difference between
      ----------------
the Lease Balance minus the sum of (i) the Loan Balance with respect to the
                  -----
Financing Loans received by the Agent pursuant to Section 20.1(j) of the Master
                                                  ---------------
Lease and (ii) the Gross Remarketing Proceeds.

                                          Appendix A to Participation Agreement,
                                                Master Lease, and Loan Agreement

     "Significant Casualty" means (a) any Casualty that in the reasonable, good
      --------------------
faith judgment of the Agent either (i) renders an item of the Equipment unsuitable for continued use as property of the type of such Equipment immediately prior to such Casualty or (ii) is so substantial in nature that restoration of an item of the Equipment to substantially its condition as existed immediately prior to such Casualty would be impracticable or impossible, and (b) any theft, disappearance or other loss of an item of the Equipment.

     "Significant Condemnation" means (a) any Condemnation that in the
      ------------------------
reasonable, good faith judgment of the Agent, either (i) renders an item of the Equipment unsuitable for continued use as property of the type of such Equipment immediately prior to such condemnation, or (ii) is such that restoration of an item of the Equipment is substantially conditioned as existing immediately prior to such Condemnation would be impracticable or impossible, and (b) any theft, disappearance or other loss of the Equipment.

     "Solvent" has the meaning given to such term pursuant to Section 1.1 of the
      -------                                                 -----------
Mail-Well Credit Agreement.

     "Subsidiary" means, with respect to any Person, (i) any corporation of
      ----------
which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person, or (ii) any partnership, joint venture, limited liability company or other entity as to which such Person, directly or indirectly, owns more than a 50% ownership, equity or similar interest of has the power to direct or cause the direction of management and policies, or the power to elect the managing general partner or the equivalent), of such partnership, joint venture, limited liability company or other entity, as the case may be.

     "Subsidiary Guarantor" means each Subsidiary of the Lessee which is or
      --------------------
becomes a party to the Guaranty.

     "Subsidiary Parties" means all subsidiaries of Lessee and its subsidiary,
      ------------------
Supremex Inc., who are parties to the Credit Agreements.

     "Substituted Equipment" is defined in Section 6.3 of the Participation
      ---------------------
Agreement.

     "Subtenant" is defined in Section 6.2 of the Master Lease.
      ---------                -----------

     "Supplemental Rent" means all amounts, liabilities and obligations (other
      -----------------
than Basic Rent or Excepted Payments) which Lessee assumes or agrees to pay to Lessor or any other Person, or which the Lessor is obligated to pay (whether or not such amounts, liabilities and obligations are nonrecourse) under the Master Lease or under any of the other Operative Documents, including,

                                          Appendix A to Participation Agreement,
                                                Master Lease, and Loan Agreement

without limitation, Commitment Fees, Break Costs, the Loan Balance, the Shortfall Amount, amounts due pursuant to Article XI of the Participation
                                          ----------
Agreement and payments pursuant to Sections 15.2 of the Master Lease and
                                   -------------
Articles XVIII and XX of the Master Lease.
--------------     --

     "Supremex Credit Agreement" means the First Amended and Restated Credit
      -------------------------
Agreement dated as of the Effective Date among Supremex Inc. as the Borrower, and all of the present and future Subsidiaries of Supremex Inc., that become parties thereto, as guarantors, the lenders as are or may from time to time become parties thereto, and the Credit Facility Agent, providing for a $45,000,000 term loan facility, a $20,000,000 term loan facility and a cdn. $10,000,000 revolving credit facility.

     "Tax Indemnitee" means the Lessor, the Agent and each Lender.
      --------------

     "Taxes" is defined in the definition of Impositions.
      -----

     "Termination Date" is defined in Section 16.2(e) of the Master Lease.
      ----------------                ---------------

     "Termination Notice" is defined in Section 15.1 of the Master Lease.
      ------------------                ------------

     "Transaction Expenses" means all costs and expenses incurred in connection
      --------------------
with the preparation, execution and delivery of the Operative Documents and the transactions contemplated by the Operative Documents including without limitation:

          (a) the reasonable fees, out-of-pocket expenses and disbursements of one special counsel for the Lessor and the Agent in negotiating the terms of the Operative Documents and the other transaction documents, preparing for the closing under, and rendering opinions in connection with, such transactions and in rendering other services customary for counsel representing parties to transactions of the types involved in the transactions contemplated by the Operative Documents, and in connection with any amendment, supplement, waiver or consent with respect to the Operative Documents;

          (b) the reasonable fees, out-of-pocket expenses and disbursements of any law firm or other external counsel, and (without duplication) the reasonable allocated cost of internal legal services and all disbursements of internal counsel of each of the Lessor and each Lender in connection with any enforcement of any rights or remedies against the Lessee in respect of the Operative Documents;

          (c) all reasonable out-of-pocket costs and expenses of the Agent and the Lenders in connection with (i) any Casualty or Condemnation, (ii) any sale or other disposition of the Equipment pursuant to the Master Lease, and (iii) any Default, the exercise of any right or remedy and the enforcement thereof as provided for under the Operative Documents, or any other term or provision hereof or thereof, including, without limitation, the reasonable fees and expenses of legal counsel for the Agent and the Lenders;

                                          Appendix A to Participation Agreement,
                                                Master Lease, and Loan Agreement

          (d) any and all Taxes and fees incurred in recording, registering or filing any Operative Document or any other transaction document, any deed, declaration, mortgage, security agreement, notice or financing statement with any public office, registry or governmental agency in connection with the transactions contemplated by the Operative Documents;

          (e) all expenses relating to all Environmental Audits required by the Operative Documents; and

          (f) fees and other expenses relating to Appraisals.

     "Total Debt" has the meaning given to such term pursuant to Section 1.1 of
      ----------                                                 -----------
the Mail-Well Credit Agreement.

     "Type" means any type of  Loan (i.e., a Prime Rate Loan or Eurodollar
      ----
Loan).

     "Uniform Commercial Code" and "UCC" means the Uniform Commercial Code as in
      -----------------------       ---
effect in any applicable jurisdiction.